UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674 Your Vote Counts! DOW INC. 2026 Annual Meeting Vote by April 8, 2026 11:59 PM ET. For shares held in a Plan, vote by April 6, 2026 11:59 PM ET. V83130-P38209-Z91114 You invested in DOW INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 9, 2026. Get informed before you vote View the Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 9, 2026 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/DOW2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Samuel R. Allen	For
1b.	Gaurdie E. Banister Jr.	For
1c.	Wesley G. Bush	For
1d.	Richard K. Davis	For
1e.	Jerri DeVard	For
1f.	Debra L. Dial	For
1g.	Jeff M. Fettig	For
1h.	Jim Fitterling	For
1i.	Jacqueline C. Hinman	For
1j.	Luis Alberto Moreno	For
1k.	Jill S. Wyant	For
1l.	Daniel W. Yohannes	For
2.	Advisory Resolution to Approve Executive Compensation	For
3.	Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation	1 Year
4.	Approval of the Amendment to the 2019 Stock Incentive Plan	For
5.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2026	For

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

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V83131-P38209-Z91114